Regal Beloit Corporation Third Quarter 2013 Earnings Conference Call October 29, 2013 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K(A) filed on March 26, 2013 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment adjusted for grants received for capital expenditures. p 3

Agenda p 4 Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

Opening Comments – 3rd Quarter  Operating Performance within Guidance and Earnings at Top End of Guidance – North American C&I Motors Down Slightly – Power Generation Growth – China Better than Expected, Australia and India Challenged – North American Residential HVAC Declined 3.6% – Mechanical Impacted by Weaker Sales in Hydraulic Fracturing Positive Impact from Synergies and Simplification Strong Free Cash Flow* at 123% of Net Income Launched 14 New Products in the Quarter p 5 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Typical Residential HVAC Seasonality – Customer Dynamics Continue – Strength in Non-HVAC Residential North American C&I Motors Sales Flat to Slightly Down  Strength in Power Generation Modest Growth in China C&I Markets Stabilized and Residential Tailwind into 2014 p 6 Opening Comments – 4th Quarter Outlook

3rd Quarter 2013 Financial Results p 7 * Non-GAAP Financial Measurement, See Appendix for Reconciliation ADJUSTED DILUTED EARNINGS PER SHARE* Three Months Ended Nine Months Ended Sep 28, 2013 Sep 29, 2012 Sep 28, 2013 Sep 29, 2012 GAAP Diluted Earnings Per Share $ 1.16 $ 1.29 $ 3.38 $ 3.94 Restructuring Costs 0.02 0.08 0.05 0.09 Gain on Disposal of Real Estate — — — (0.02) Purchase Accounting Costs — — — 0.01 Prior Year Tax Benefit — (0.05) (0.04) (0.05) Adjusted Diluted Earnings Per Share $ 1.18 $ 1.32 $ 3.39 $ 3.97  Restructuring Charges in 3Q 2013 of $1.2 Million  Higher Share Count versus Prior Year

3rd Quarter 2013 Financial Results  Sales of $768 Million, Down 1.5% from Prior Year –Currency Exchange Rates Reduced Total Net Sales by 1.1% and International Sales by 3.4% –Two Way Material Price Formulas  Gross Margin of 25.6% –Impacted by Foreign Currency and Price Pressures – Includes $0.9 Million LIFO Benefit – Includes $1.2 Million Restructuring Charges  Synergies and Simplification Benefits Continue  Operating Expenses –Sequentially Down $10.4 Million  Free Cash Flow* 123% of Net Income p 8 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Capital Expenditures  $18.2 Million  ~ $90 Million for FY 2013 Effective Tax Rate (ETR)  21.6% ETR in 3Q 2013 reflecting discrete item  ~18% ETR in 4Q 2013 after discrete benefit  ~ 27% ETR for 1H 2014 Free Cash Flow  $65 Million FCF*  123% of Net Income  YTD 2013 FCF* 114% of Net Income Balance Sheet at Sept. 28, 2013  Total Debt of $769 Million  Net Debt of $306 Million  3Q 2013 Net Interest Exp. $9.3M  Debt to LTM EBITDA* 1.9x  Net Debt to LTM EBITDA* 0.7x p 9 * Non-GAAP Financial Measurement, See Appendix for Reconciliation Financial Results

4th Quarter 2013 Guidance  GAAP EPS Guidance of $0.77 to $0.85  Adjusted EPS Guidance of $0.82 to $0.90 –After Adding Back $0.05 of Restructuring Charges  Includes Lower ETR of 18%  EPS Guidance Shows Solid Improvement p 10

Residential HVAC Sales Down 3.6% – Organizational Changes to Drive Organic Growth and Acceptance of New Technologies – Non-HVAC Residential Up 4%  International Sales Increased 2.7% with Currency Headwind of 3.4% – High Single Digit Sales Growth in China – Organic Growth in Latin America – Challenging End Markets in India and Australia p 11 End Market Update

Mechanical Revenues Down – Weakness in Oil and Gas – Declining Australia Demand – Improvements in Power Transmission Orders C&I Motors Order Trends Stabilized – Down Less than 1% Excluding Impact of the Divested Motor Business – Expect Similar Performance in 4th Quarter p 12 End Market Update

Power Generation Growth p 13 Regal Switchgear Installed Inside the Data Center Stand-By Power Units Using Regal Generators Installed Outside the Data Center

Accelerating New Products p 14 21% New Product Launches  14 New Products Launched in Q3  Energy Efficient Products Represent 21.5% of Total Sales 50 60 51 2011 2012 YTD 2013

V-Green Energy Efficient Pool Motors p 15 V-Green 270 Launched 2011 Large Pools V-Green 165 Launched 2013 Small Residential Pools

Actual V-Green Motor Installation p 16 85% Reduction in Energy, Saving Over $300 a Month!

 Continuing Manufacturing Simplification Plans – Announced Closure of Springfield, Missouri Motor Facility – Drive Efficiencies in Both Cost and Lead Times  Savings Spread Over 2014 and 2015  Total Annualized Savings Expected to be $15M p 17 $1.2 $2.7 $5.5 $3.5 3Q13 A 4Q13 1H14 2H14 Estimated Restructuring Expense Simplification Update

 Operating Performance in Line with Guidance  With Tax Benefit, Results at High End of Guidance  Gross Margin Progress  Year to Date Strong Free Cash Flow at 114%  Simplification on Track with More to Come  New Products Contributing  Healthy Acquisition Pipeline p 18 Closing Comments

Questions and Answers p 19

p 20 Appendix Non-GAAP Reconciliations Dollars in Millions ADJUSTED DILUTED EARNINGS PER SHARE* Sep 28, 2013 Sep 29, 2012 Sep 28, 2013 Sep 29, 2012 GAAP Diluted Earnings Per Share 1.16$ 1.29$ 3.38$ 3.94$ Purchase Accounting Costs — — — 0.01 Restructuring Costs 0.02 0.08 0.05 0.09 Gain on Disposal of Real Estate — — — (0.02) Retroactive Tax Credit — (0.05) (0.04) (0.05) Adjusted Diluted Earnings Per Share 1.18$ 1.32$ 3.39$ 3.97$ Three Months Ended Nine Months Ended

Appendix Non-GAAP Reconciliations p 21 EBITDA Reconciliation Dollars in Millions 4Q 2012 1Q 2013 2Q 2013 3Q 2013 LTM Net Income $29.9 $49.5 $51.1 $52.6 $183.1 Plus: Minority Interest 1.0 1.2 2.5 1.9 6.6 Plus: Taxes 5.7 15.3 17.9 15.0 53.9 Plus: Interest Expense 10.9 10.6 10.7 10.6 42.8 Less: Interest Income -0.4 -0.7 -1.1 -1.3 -3.5 Plus: Depreciation 19.7 20.5 20.7 20.8 81.7 Plus: Amortization 11.3 11.1 11.1 10.9 44.4 EBITDA $78.1 $107.5 $112.9 $110.5 $409.0